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                                                                    Exhibit 99.1


                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
       (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Kindred Healthcare, Inc., a Delaware corporation (the "Company"), does hereby certify to such officer's knowledge that:
      -------

     The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section
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13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   August 13, 2002                    /s/  Edward L. Kuntz
                                            ------------------------------------
                                                     Edward L. Kuntz
                                                     Chief Executive Officer

Dated:   August 13, 2002                    /s/  Richard A. Lechleiter
                                            ------------------------------------
                                                     Richard A. Lechleiter
                                                     Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.


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